Exhibit 10.1

Execution Version

[Company Letterhead]

EMPLOYMENT AGREEMENT AMENDMENT

December 29, 2009

Gary J. Cotshott
3012 Sparkling Brook Lane
Austin, TX 78746

Dear Gary,

This letter agreement (the “Amendment”) shall supplement and amend the Employment and Noncompetition Agreement (the “Employment Agreement”), dated as of February 11, 2008 and amended on December 28, 2008, between you and TechTeam Global, Inc. (the “Company”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.  Except as modified by this Amendment, the Employment Agreement shall remain in full force and effect; provided, that in the event that any provision in this Amendment conflicts with the Employment Agreement or any other agreement, policy, plan or arrangement between the you and the Company or otherwise maintained or sponsored by the Company or its subsidiaries, the terms of this Amendment shall govern.  This Amendment shall be effective as of the 29th day of December, 2009 (the “Amendment Effective Date”).

You agree and acknowledge that notwithstanding any other provision of the Employment Agreement to the contrary, the Employment Agreement is hereby modified by the following terms and provisions:

1.	You acknowledge and agree that you hereby waive all rights to receive the Annual Grant Options described in Section 2(b)(ii)(b) of your Employment Agreement with respect to 2009.

2.
Promptly following the Amendment Effective Date, the Company agrees to grant to you Twenty Five Thousand (25,000) shares of restricted common stock of the Company (the “Restricted Stock”).  The Restricted Stock shall be granted under the TechTeam Global, Inc. 2006 Incentive Stock and Awards Plan (as such plan may be amended from time to time, the “Equity Plan”).  The terms and conditions of the Restricted Stock shall be set forth in the restricted stock award agreement attached hereto as Exhibit A (the “Restricted Stock Award”), which is incorporated herein by reference.  The Restricted Stock shall be subject to the terms of the Equity Plan, the Restricted Stock Award and such other restrictions and limitations generally applicable to equity held by Company executives or otherwise required by law.  Without limiting the generality of the foregoing, the terms relating to the effect of a termination of your employment on the Restricted Stock shall be governed by the Restricted Stock Award and not by the Employment Agreement.

Execution Version

3.
On January 4, 2010, the Company shall grant to you Twenty Five Thousand (25,000) shares of restricted common stock of the Company (the “2010 Restricted Stock”), subject to your remaining continuously employed by the Company through such grant date.  The 2010 Restricted Stock shall be granted under the Equity Plan.  The 2010 Restricted Stock shall vest in equal installments on each of the first four anniversaries of its date of grant, subject to your remaining continuously employed by the Company on each such date.  The 2010 Restricted Stock shall be subject to the terms of the Equity Plan, the award agreement evidencing such restricted stock substantially in the form attached hereto as Exhibit B, and such other restrictions and limitations generally applicable to equity held by Company executives or otherwise required by law.  Without limiting the generality of the foregoing, the terms relating to the effect of a termination of your employment on the 2010 Restricted Stock shall be governed by the award agreement evidencing such award and not by the Employment Agreement.

4.
On January 3, 2011, the Company shall grant to you Ten Thousand (10,000) shares of restricted common stock of the Company (the “2011 Restricted Stock”), subject to your remaining continuously employed by the Company through such grant date.  The 2011 Restricted Stock shall be granted under the Equity Plan or such other equity incentive plan that may be adopted by the Company.  The 2011 Restricted Stock shall vest in equal installments on each of the first four anniversaries of its date of grant, subject to your remaining continuously employed by the Company on each such date.  The 2011 Restricted Stock shall be subject to the terms of the Equity Plan (or such other equity incentive plan that may be adopted by the Company), the award agreement evidencing such restricted stock substantially in the form attached hereto as Exhibit B and otherwise in conformance with the Equity Plan (or such other equity incentive plan that may be adopted by the Company), and such other restrictions and limitations generally applicable to equity held by Company executives or otherwise required by law.  Without limiting the generality of the foregoing, the terms relating to the effect of a termination of your employment on the 2011 Restricted Stock shall be governed by the award agreement evidencing such award and not by the Employment Agreement.

5.
Within seven (7) days of the Amendment Effective Date, the Company shall reimburse you in the amount of Forty Thousand ($40,000) (the “Reimbursed Fees”) for your reasonable legal or other fees incurred in respect of the negotiation, preparation and documentation of your employment arrangements with the Company (the “Services”).  You acknowledge that (a) other than the Reimbursed Fees, the Company is not obligated to reimburse you for any additional fees incurred in respect of Services provided through the Amendment Effective Date; and (b) no further amounts are authorized to be, or shall be, reimbursed to you in respect of any future Services or other negotiations of any matters relating to your employment with the Company, your compensation or the Employment Agreement without the prior written consent of the Compensation Committee of the Board of Directors.  All reimbursements are subject to the presentation of appropriate documentation and substantiation of expenses.  You agree to submit (or, in the case of the Reimbursed Fees have already submitted as of the Amendment Effective Date) such documentation and substantiation to the Company within thirty (30) days after the date the expense or other amount is incurred by you and the Company agrees to reimburse any amounts that are entitled to be reimbursed hereunder within sixty (60) days of the date you so submit such documentation and substantiation of expenses.  Any reimbursements under the Employment Agreement that would constitute nonqualified deferred compensation subject to Section 409A of the Code shall be subject to the following additional rules: (i) no reimbursement of any such expense shall affect your right to reimbursement of any such expense in any other taxable year; (ii) reimbursement of the expense shall be made, if at all, promptly, but not later than the end of the calendar year following the calendar year in which the expense was incurred; and (iii) the right to reimbursement shall not be subject to liquidation or exchange for any other benefit.

Execution Version

6.
(a)           In exchange for the benefits provided to you under this Amendment, to which you would not otherwise be entitled and which are contingent on your acceptance of this Amendment (including this release of claims), on your behalf and that of all of your heirs, executors, administrators, beneficiaries, representatives and assigns, and all others connected with or claiming through you, you hereby release, waive, and forever discharge the Company and its respective subsidiaries and other affiliates and all of their respective past, present and future officers, directors, trustees, shareholders, employees, agents, general and limited partners, members, managers, joint venturers, representatives, successors and assigns, and all others connected with any of them, both individually and in their official capacities, from any and all causes of action, rights or claims of any type or description, damages, attorney fees, or any other liabilities or claims of any nature whatsoever, whether in law or in equity, known or unknown, that you have had in the past, now have or may have, or may have had against the Company through the date you execute this Amendment, including, without limitation, any and all causes of action, rights or claims in any way resulting from, arising out of or connected with your employment by the Company or any of its subsidiaries or other affiliates, including, without limitation, any equity awards or other compensation or benefits (except, with respect to equity awards, to the extent specifically provided for in Section 2(b)(ii) Employment Agreement, other than to the extent waived by you above in Section 1 of this Amendment and specifically provided in this Amendment, and except, with respect to other compensation and benefits, other than to the extent specifically provided for in the Employment Agreement or this Amendment), your position as a member of the Board of Directors or as the prior Chairman of the Board and any matter related to the composition of the Board, as changed from time to time.  This waiver, release, and discharge constitute a general release, extinguishing any claims, and precluding any litigation by you against the Company based on anything that occurred on or before the date you execute this Amendment, and it is effective to the fullest extent permitted by law.  This means that you give up, to the fullest extent permitted by law, any right to file any lawsuit or any complaint with any government agency or court of law against the Company arising through date you execute this Amendment under any local, state or federal statute, ordinance or regulation or for any claim in equity or law, or under the common law.  You are not waiving and releasing your rights to enforce the terms of this Amendment or any claims that, as a matter of law, cannot be released and waived, including any fully vested benefits.  Anything herein to the contrary, you are not releasing, (i) your rights, if any, to indemnification in accordance with applicable laws and the terms of the Company’s Bylaws or other indemnification agreements entered into between you and the Company, in all cases, as in effect from time to time, or (ii) your rights to be covered under the Company’s Directors, Officers and Liability insurance policies as in effect from time to time in accordance with the terms of such policies.

Execution Version

(b)           The Company, on behalf of itself and its subsidiaries and affiliates, hereby releases and forever discharges you from any and all causes of action, rights or claims of any type or description, known or unknown, which the Company or its subsidiaries or affiliates has had in the past, now has or might have, through the date of the Company’s execution of this Amendment; provided, however, that nothing herein shall release you from any claim related to fraudulent or criminal conduct, any violation of applicable law, any breach of Section 4 of your Employment Agreement or any breach of your fiduciary duties.

7.
This Amendment constitutes the entire agreement between the parties and supersedes and terminates all prior communications, agreements and understandings, written or oral, with respect to the subject matter of this Amendment.

8.	This Amendment shall be governed by and construed in accordance with the laws of Michigan, without reference to the principles of conflict of laws.

Sincerely, TechTeam Global, Inc.

/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and Secretary

ACCEPTED AND AGREED:
/s/ Gary J. Cotshott
Gary J. Cotshott

Date:  December 29, 2009

Execution Version

EXHIBIT A

TECHTEAM GLOBAL, INC.
2006 INCENTIVE STOCK AND AWARDS PLAN
RESTRICTED STOCK AWARD

Dear: Mr. Cotshott:

TechTeam Global, Inc. (the “Company”) has granted you an award (this “Award”) of shares (“Restricted Shares”) of common stock, $.01 par value, of the Company constituting Restricted Stock under the TechTeam Global, Inc. 2006 Incentive Stock and Awards Plan (the “Plan”) pursuant to this Award agreement (the “Agreement”) and with the terms and conditions set forth below. The grant date (“Grant Date”) and number of Shares of Restricted Stock are set forth below:

Grant Date:                                                      December 29, 2009

Number of Restricted Shares                                                                           25,000

Vesting Schedule:
Your Restricted Shares will vest in four (4) equal installments on each of the first four (4) anniversaries of the Grant Date provided you are employed by the Company or an Affiliate continuously through the applicable vesting date.  At such time as a Restricted Share vests hereunder such Share shall no longer be Restricted Stock or a Restricted Share for purposes of this Agreement.

Notwithstanding the foregoing, if your employment terminates prior to the date your Restricted Shares are vested as a result of your death or Disability (as such term is defined your Employment and Noncompetition Agreement with the Company dated February 11, 2008, as amended on each of December 28, 2008 and December 29, 2009 (as amended, the “Employment Agreement”)), your Restricted Shares will become fully vested on the date of such termination.  Further, if your employment terminates prior to the date your Restricted Shares are vested as a result of a termination of employment by the Company without Cause (as such term is defined in the Employment Agreement) or by you for Good Reason (as such term is defined in the Employment Agreement), in each case, after December 29, 2010, an additional installment of your Restricted Shares (i.e., 6,250 Restricted Shares) will become fully vested on the date of such termination.  Upon any other termination of your employment prior to the date on which all of the Restricted Shares are vested, you will forfeit the Restricted Shares.

Escrow
Your Restricted Shares will be held in escrow by the Company, as escrow agent, until they are vested.  The Company will give you a receipt for the Shares held in escrow that will state that the Company holds such Shares in escrow for your account, subject to the terms of this Award, and you will give the Company a stock power for such Shares, endorsed in blank, which will be used in the event such Shares are forfeited in whole or in part.  As soon as practicable after the vesting date, the Restricted Shares will cease to be held in escrow, and, based upon your instructions, either (a) certificate(s) for such number of Shares will be delivered to you or, in the case of your death, to your estate, or (b) the shares will be wired to your brokerage account.

Execution Version

Transferability of Restricted Shares:
You may not sell, transfer or otherwise alienate or hypothecate any of your Restricted Shares. In addition, by accepting this Award, you agree not to sell any Shares acquired under this Award at a time when applicable laws, Company policies (including, without limitation, the Company’s Insider Trading Policy) or an agreement between the Company and its underwriters prohibit a sale.

Voting and Dividends:
You may exercise full voting rights and will receive all dividends and other distributions paid with respect to the Restricted Shares, in each case so long as the applicable record date occurs before you forfeit such Shares. If, however, any such dividends or distributions are paid in Shares, such Shares will be subject to the same risk of forfeiture, restrictions on transferability and other terms of this Award as are the Restricted Shares with respect to which they were paid.

Transferability of Award:	You may not transfer or assign this Award for any reason, other than under your will or as required by intestate laws. Any attempted transfer or assignment will be null and void.
Tax Withholding:
To the extent that the receipt of the Restricted Shares or dividends or the vesting of the Restricted Shares results in income to you for federal, state or local income tax purposes, you shall deliver to the Company at the time the Company is obligated to withhold taxes in connection with such receipt or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations, and if you fail to do so, the Company has the right and authority to deduct or withhold from other compensation payable to you an amount sufficient to satisfy its withholding obligations.  If you do not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, in connection with this Award, you may satisfy the withholding requirement upon vesting of the Restricted Shares, in whole or in part, by electing to have the Company withhold for its own account that number of Restricted Shares otherwise deliverable to you from escrow hereunder on the date the tax is to be determined, having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that the Company must withhold in connection with the vesting of such Shares.  Your election must be irrevocable, in writing, and submitted to the Secretary of the Company before the applicable vesting date.  The Fair Market Value of any fractional Share not used to satisfy the withholding obligation (as determined on the date the tax is determined) will be paid to you in cash.

Interpretation of Award:
As a condition of the granting of this Award, you agree, for yourself and your legal representatives or guardians, that this Award shall be interpreted by the Administrator and that any interpretation by the Administrator of the terms of this Award and any determination made by the Administrator pursuant to this Award shall be final, binding and conclusive.

Execution Version

This Award is granted under and governed by the terms and conditions of the Plan and in the event of a conflict between the terms of this Award and the terms of the Plan the terms of the Plan shall control.  Additional provisions regarding this Award and definitions of capitalized terms used and not defined in this Award can be found in the Plan.

BY ACCEPTING THIS AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN.  YOU ALSO ACKNOWLEDGE RECEIPT OF THE PLAN AND THE PROSPECTUS DESCRIBING THE PLAN.

TECHTEAM GLOBAL, INC.

Michael A. Sosin	Gary J. Cotshott
Corporate Vice President, General Counsel and Secretary	3012 Sparkling Brook Lane Austin, TX 78746

Execution Version

EXHIBIT B

TECHTEAM GLOBAL, INC.
2006 INCENTIVE STOCK AND AWARDS PLAN
RESTRICTED STOCK AWARD

Dear: Mr. Cotshott:

TechTeam Global, Inc. (the “Company”) has granted you an award (this “Award”) of shares (“Restricted Shares”) of common stock, $.01 par value, of the Company constituting Restricted Stock under the TechTeam Global, Inc. 2006 Incentive Stock and Awards Plan (the “Plan”) pursuant to this Award agreement (the “Agreement”) and with the terms and conditions set forth below. The grant date (“Grant Date”) and number of Shares of Restricted Stock are set forth below:

Grant Date:                                                      [●]

Number of Restricted Shares                                                                           [●]

Vesting Schedule:
Your Restricted Shares will vest in four (4) equal installments on each of the first four (4) anniversaries of the Grant Date provided you are employed by the Company or an Affiliate continuously through the applicable vesting date.  At such time as a Restricted Share vests hereunder such Share shall no longer be Restricted Stock or a Restricted Share for purposes of this Agreement.

Notwithstanding the foregoing, if your employment terminates prior to the date your Restricted Shares are vested as a result of your death or Disability (as such term is defined your Employment and Noncompetition Agreement with the Company dated February 11, 2008, as amended on each of December 28, 2008 and December 29, 2009 (as amended, the “Employment Agreement”)), your Restricted Shares will become fully vested on the date of such termination.  Further, if your employment terminates prior to the date your Restricted Shares are vested as a result of a termination of employment by the Company without Cause (as such term is defined in the Employment Agreement) or by you for Good Reason (as such term is defined in the Employment Agreement), in each case, after [date which is one-year anniversary of grant date], an additional installment of your Restricted Shares (i.e., 6,250 Restricted Shares) will become fully vested on the date of such termination.  Upon any other termination of your employment prior to the date on which all of the Restricted Shares are vested, you will forfeit the Restricted Shares.

Escrow
Your Restricted Shares will be held in escrow by the Company, as escrow agent, until they are vested.  The Company will give you a receipt for the Shares held in escrow that will state that the Company holds such Shares in escrow for your account, subject to the terms of this Award, and you will give the Company a stock power for such Shares, endorsed in blank, which will be used in the event such Shares are forfeited in whole or in part.  As soon as practicable after the vesting date, the Restricted Shares will cease to be held in escrow, and, based upon your instructions, either (a) certificate(s) for such number of Shares will be delivered to you or, in the case of your death, to your estate, or (b) the shares will be wired to your brokerage account.

Execution Version

Transferability of Restricted Shares:
You may not sell, transfer or otherwise alienate or hypothecate any of your Restricted Shares. In addition, by accepting this Award, you agree not to sell any Shares acquired under this Award at a time when applicable laws, Company policies (including, without limitation, the Company’s Insider Trading Policy) or an agreement between the Company and its underwriters prohibit a sale.

Voting and Dividends:
You may exercise full voting rights and will receive all dividends and other distributions paid with respect to the Restricted Shares, in each case so long as the applicable record date occurs before you forfeit such Shares. If, however, any such dividends or distributions are paid in Shares, such Shares will be subject to the same risk of forfeiture, restrictions on transferability and other terms of this Award as are the Restricted Shares with respect to which they were paid.

Transferability of Award:	You may not transfer or assign this Award for any reason, other than under your will or as required by intestate laws. Any attempted transfer or assignment will be null and void.
Tax Withholding:
To the extent that the receipt of the Restricted Shares or dividends or the vesting of the Restricted Shares results in income to you for federal, state or local income tax purposes, you shall deliver to the Company at the time the Company is obligated to withhold taxes in connection with such receipt or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations, and if you fail to do so, the Company has the right and authority to deduct or withhold from other compensation payable to you an amount sufficient to satisfy its withholding obligations.  If you do not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, in connection with this Award, you may satisfy the withholding requirement upon vesting of the Restricted Shares, in whole or in part, by electing to have the Company withhold for its own account that number of Restricted Shares otherwise deliverable to you from escrow hereunder on the date the tax is to be determined, having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that the Company must withhold in connection with the vesting of such Shares.  Your election must be irrevocable, in writing, and submitted to the Secretary of the Company before the applicable vesting date.  The Fair Market Value of any fractional Share not used to satisfy the withholding obligation (as determined on the date the tax is determined) will be paid to you in cash.

Interpretation of Award:
As a condition of the granting of this Award, you agree, for yourself and your legal representatives or guardians, that this Award shall be interpreted by the Administrator and that any interpretation by the Administrator of the terms of this Award and any determination made by the Administrator pursuant to this Award shall be final, binding and conclusive.

Execution Version

This Award is granted under and governed by the terms and conditions of the Plan and in the event of a conflict between the terms of this Award and the terms of the Plan the terms of the Plan shall control.  Additional provisions regarding this Award and definitions of capitalized terms used and not defined in this Award can be found in the Plan.

BY ACCEPTING THIS AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN.  YOU ALSO ACKNOWLEDGE RECEIPT OF THE PLAN AND THE PROSPECTUS DESCRIBING THE PLAN.

TECHTEAM GLOBAL, INC.

Michael A. Sosin	Gary J. Cotshott
Corporate Vice President, General Counsel and Secretary	3012 Sparkling Brook Lane Austin, TX 78746